30. Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

30.	Subsequent Events

(a)	Private placement of shares

On January 17, 2019, the Company announced the entry into share purchase agreements with certain existing shareholders (including certain key management personnel of the Company) and other investors (collectively, the "Purchasers"), to purchase an aggregate of 6,600,000 ordinary shares of the Company (the "Shares") at a price of US$1.16 per Share, for a total consideration of approximately US$7.7 million.

The Shares are being offered and sold solely to non-U.S. investors, on a private placement basis in reliance on Regulation S promulgated under the U.S. Securities Act of 1933, as amended. The completion of the above transaction is subject to the satisfaction of customary closing conditions. The Purchasers are subject to a 90-day lock-up period beginning on the closing date. The private placement was closed as of April 14, 2019.

(b)	Heliohrisi Purchase Agreement

On March 20, 2019, the Group entered into a Share Purchase Agreement (“Heliohrisi Purchase Agreement”) with Thermi Taneo Venture Capital Fund (“Thermi”) and purchased 100% equity interest of Heliohrisi at a cash price of $3,943 (EUR 3,442). Heliohrisi Company located in Greece, with a solar photovoltaic project of 1.988 MW peak capacity. Pursuant to Heliohrisi Purchase Agreement, the closing date of the acquisition was March 21, 2019, and the Group obtained related control of Heliohrisi.